UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    July 27, 2005



                           BIOPHAN TECHNOLOGIES, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                  0-26057            82-0507874
-----------------------------   -------------        -----------
(State or other jurisdiction     (Commission       (I.R.S. Employer
      of incorporation)          File Number)     Identification No.)


      150 Lucius Gordon Drive,  Suite 215
            West Henrietta, New York                     14586
      ---------------------------------------          ---------
      (Address of principal executive offices)         (Zip code)



                                 (585) 214-2441
                            -------------------------
                         (Registrant's telephone number)

Item 7.01 Regulation FD Disclosure

At our Annual Stockholders Meeting on July 27, 2005, we announced a new strategic initiative to enter the field of cardiovascular diagnostic and therapeutic devices. Simultaneously, we issued a press release, dated July 27, 2005, announcing the initiative. The press release is filed herewith as Exhibit
99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Number   Exhibit

99.1 Press Release dated July 27, 2005: Biophan Launches Strategic Initiative to Enter High-Growth Market for Cardiovascular Devices



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BIOPHAN TECHNOLOGIES, INC.
                                              --------------------------
                                                       (Registrant)


Date     7/27/05                              /s/ Robert J. Wood
    ----------------                          -----------------------------
                                                       (Signature)

                                              Robert J. Wood
                                              CFO, Treasurer, Secretary
                                              (Principal Financial Officer)




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